UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2025

ALT5 SIGMA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Spring Road, Suite 102 Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 997-5968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.001 per share)	ALTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Registered Direct Offering

On August 12, 2025, ALT5 Sigma Corporation (the “Company”) consummated the previously announced transactions whereby the Company entered into securities purchase agreements (the “Registered Offering Purchase Agreements”) with certain institutional investors pursuant to which the Company agreed to issue to the Purchasers (as defined therein), in a registered direct offering (the “Registered Offering”), an aggregate of 100,000,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a purchase price of $7.50 per share.

The Company intends to use up to $10,000,000 of the net proceeds from the Registered Offering to settle existing litigation, pay existing debt, and fund the Company’s existing business operations, and the balance of the net proceeds will be used to fund the acquisition of $WLFI tokens from World Liberty Financial, Inc. (the “Lead Investor”), pursuant to a Token Purchase Agreement, and the establishment of the Company’s cryptocurrency treasury operations. The shares of Common Stock issued in the Registered Offering were issued pursuant to a prospectus supplement, which was filed with the Securities and Exchange Commission on August 11, 2025, in connection with a takedown from the Company’s shelf registration statement on Form S-3, as amended, (File No. 333-289176), which was declared effective by the Securities and Exchange Commission on August 8, 2025.

Private Placement Offering

Also on, August 12, 2025, the Company consummated the previously announced transaction whereby the Company entered into a securities purchase agreement (the “Private Placement Purchase Agreement” and, together with the Registered Offering Purchase Agreements, the “Purchase Agreements”), with the Lead Investor, pursuant to which the Company received $750 million of $WLFI tokens based on an exchange rate of $0.20 per token and issued the Lead Investor, in a concurrent private placement (the “Private Placement” and together with the Registered Offering, the “Offerings”), 1,000,000 shares of Common Stock at a purchase price of $7.50 per share (the “PIPE Shares”), and pre-funded warrants (the “PIPE Pre-Funded Warrants”) to purchase up to 99,000,000 shares of Common Stock (the “PIPE Pre-Funded Warrant Shares”) at a purchase price of $7.499 per PIPE Pre-Funded Warrant. Each of the PIPE Pre-Funded Warrants is exercisable for one share of Common Stock at an exercise price of $0.001 per PIPE Pre-Funded Warrant Share. The PIPE Pre-Funded Warrants are not exercisable until the Company has obtained stockholder approval to: (i) allow, for the purpose of complying with Nasdaq rules, the issuance of shares underlying the PIPE Pre-Funded Warrant in excess of 19.99% of the shares of common stock outstanding immediately prior to the execution of the Purchase Agreements (the “Exchange Cap”) and (ii) filed an amendment to its Articles of Incorporation to increase the number of authorized shares of common stock (the “Amendment”). Following the effectiveness of the Amendment, the PIPE Pre-Funded Warrants may be exercised at any time until all of the PIPE Pre-Funded Warrants are exercised in full, subject to certain beneficial ownership limitations.

The Company agreed to hold an annual or special meeting of stockholders on or prior to September 30, 2025 and to file a Preliminary Proxy Statement with the Commission within the date that is twenty (20) business days following the closing date for the purpose of obtaining the stockholder approval of the Exchange Cap and the Amendment (the “Stockholder Approval”), with the recommendation of the Company’s Board of Directors that the proposal to approve the Amendment. If the Company does not obtain Stockholder Approval at the first meeting, the Company is obligated to call a meeting every ninety (90) days thereafter to seek Stockholder Approval until the date on which Stockholder Approval is obtained.

Pursuant to the Private Placement Purchase Agreement, the Lead Investor was issued Common Stock Purchase Warrants (the “Lead Investor Warrants”) to purchase up to 10% of the number of shares of common stock or pre-funded warrants sold in the Offerings, or 20 million shares of common stock. The Lead Investor Warrants are exercisable (i) 8,000,000 shares of Common Stock at an exercise price of $7.50 per share of Common Stock; (ii) 4,000,000 shares of Common Stock at an exercise price of $8.25 per share of Common Stock; (iii) 4,000,000 shares of Common Stock at an exercise price of $9.00 per share of Common Stock; and (iv) 4,000,000 shares of Common Stock at an exercise price of $9.75 per share of Common Stock, subject to adjustment.

The issuance and sale of the PIPE Shares, the PIPE Pre-Funded Warrants, the Lead Investor Warrants and the Lead Investor Shares (collectively, the “PIPE Securities”) were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The PIPE Securities were issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder for transactions not involving a public offering. Pursuant to the terms of the Registration Rights Agreement (as defined herein), the Company is required to file a registration statement providing for the resale of the PIPE Securities within 15 days of the closing of the Private Placement.

The Registered Offering resulted in gross proceeds of $750 million and the Private Placement resulted in the receipt of $750 million of $WLFI tokens, in each case before deducting placement agent commissions and other offering expenses.

Pursuant to the Purchase Agreements, the Company has agreed not to issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, or file any registration statement or any amendment or supplement thereto, for a period of thirty (30) days after the initial registration statement has been declared effective, subject to certain customary exceptions, including the use of the Sales Agreement (as defined herein), without the consent of the Purchasers, the Lead Investor, and the Placement Agent.

Placement Agency Agreements

The Company entered into a Placement Agency Agreement with A.G.P./Alliance Global Partners (the “Placement Agent”), dated August 11, 2025, pursuant to which the Placement Agent acted as the exclusive placement agent for the Company in connection with the Registered Offering (the “RD Placement Agency Agreement). Pursuant to the RD Placement Agency Agreement, the Company paid the Placement Agent a cash fee of 3% of the gross proceeds from the Registered Offering and granted to the Placement Agent (or its designees) warrants to purchase that number of shares of Common Stock equal to 3% of the securities sold in the Registered Offering, which will be exercisable beginning 180 days following the closing date, and have an initial exercise price per share of Common Stock of $8.25 (the “Placement Agent Warrants”). In addition, the Company reimbursed the Placement Agent up to $475,000 of its fees and expenses, and up to $10,000 in non-accountable expenses, in connection with the Registered Offering.

The Company also entered into a Placement Agency Agreement with the Placement Agent, dated August 11, 2025, pursuant to which the Placement Agent acted as the exclusive placement agent for the Company in connection with the Private Placement (the “PIPE Placement Agency Agreement). Pursuant to the PIPE Placement Agency Agreement, the Company paid the Placement Agent (or its designees) a cash fee of (i) $6,500,000 for all tokens paid for the securities sold in the Private Placement in excess of $500,000,000 and (ii) 3% of the gross proceeds of cash paid for the securities sold in the Private Placement Offering by the Placement Agent, and granted to the Placement Agent, Placement Agent Warrants equal to 3% of the securities sold in the Private Placement, which will be exercisable beginning 180 days following the pricing of the offering, and have an initial exercise price per share of Common Stock of $8.25. In addition, the Company reimbursed the Placement Agent up to $475,000 of its fees and expenses, and up to $10,000 in non-accountable expenses, in connection with the Private Placement.

The issuance of the Placement Agent Warrants and the shares of Common Stock underlying the Placement Agent Warrants (the “Placement Agent Warrant Shares”) was not registered under the Securities Act or any state securities laws. The Placement Agent Warrant Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder for transactions not involving a public offering.

The Placement Agency Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions.

Registration Rights Agreement

On August 11, 2025, the Company and the Lead Investor entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement (the “Resale Registration Statement”), providing for the resale of the PIPE Securities within 15 days of the closing of the Private Placement, to have such registration statement declared effective with 30 days of the filing date (or 60 days, if the Securities and Exchange Commission conducts a full review) (the date of such effectiveness, the “Effective Date”), and to maintain the effectiveness of such registration statement.

Asset Management Agreement

Further, on August 11, 2025 (the “AMA Commencement Date”), the Company entered into an Asset Management Agreement (the “Asset Management Agreement”) with an asset manager named therein (the “Asset Manager”), pursuant to which the Asset Manager shall provide discretionary investment management services with respect to the Company’s cryptocurrency treasury. The term of the Asset Management Agreement is for thirty (30) days renewable upon the mutual consent of the parties. The Asset Manager will receive a nominal fee as compensation for its services under the Asset Management Agreement.

Lock-Up Agreements

Pursuant to the Purchase Agreements, the Company has agreed not to issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, or file any registration statement or any amendment or supplement thereto, for a period of 30 days after the Effective Date, subject to certain customary exceptions, including the use of the Sales Agreement (as defined herein), without the consent of the Purchasers, the Lead Investor and the Placement Agent.

In addition, each of the Company’s directors and executive officers are subject to a lock-up agreement, which prohibits them from offering for sale, pledging, announcing the intention to sell, selling, contracting to sell, granting any option, right or warrant to purchase, or otherwise transferring or disposing of 50% of their shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock for a period of 90 days following the Effective Date and the remaining 50% upon the later of ninety (90) days after the Effective Date or the effective date of the Stockholder Approval. The lock-up agreements do not prohibit our directors and executive officers from transferring shares of our common stock for bona fide estate or tax planning purposes, subject to certain requirements, including that the transferee be subject to the same lock-up terms.

The foregoing summaries of the Placement Agent Warrants, the PIPE Pre-Funded Warrants, the Registered Offering Purchase Agreement, the Lead Investor Warrant, the Private Placement Purchase Agreement, the RD Placement Agency Agreement, the PIPE Placement Agency Agreement, the Registration Rights Agreement, and the Lock-Up Agreements do not purport to be complete descriptions thereof and are qualified in their entirety by reference to the full text of such documents or the forms of such documents, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.6, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively. The representations, warranties, and covenants made by the Company in any agreement that is filed as an exhibit hereto were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreement. In addition, the assertions embodied in any representations, warranties, and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to securityholders generally. Moreover, such representations, warranties, or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties, and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

The legal opinion of Lucosky Brookman LLP relating to the legality of the issuance and sale of the securities in the Registered Offering is attached hereto as Exhibit 5.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K related to the Placement Shares, the RD Pre-Funded Warrant Shares, the PIPE Securities, the Placement Agent Warrants, and the Placement Agent Warrant Shares is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Chief Financial Officer Resignation

Effective August 12, 2025, Mr. Virland Johnson resigned as the Chief Financial Officer of the Company. Mr. Johnson’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Chief Financial Officer Appointment

Concurrent with the CFO Resignation, the Company has appointed Mr. Jonathan Hugh as the Company’s Chief Financial Officer, effective August 13, 2025.

Mr. Jonathan Hugh, age 55, brings over 25 years of senior finance and commercial leadership experience in Digital Assets, Technology, Energy and Commodities, working with both public and private companies from large-cap multinationals to agile high-growth ventures. From June, 2021 to June, 2023, Mr. Hugh served as the Chief Financial Officer of leading digital asset firm, GSR International Ltd, a global market maker. From August 2023 to February 2025, Mr. Hugh, served as the Chief Financial Officer of Zodia Custody Limited, an institutional digital assets custodian. Mr. Hugh is a member of the Institute of Chartered Accountants of England and Wales and holds an MA in Law from Cambridge University.

There are no arrangements or understandings between Mr. Hugh and any other persons, pursuant to which Mr. Hugh was selected as an officer of the Company, Mr. Hugh has no family relationships with any of the Company’s directors or executive officers, and Mr. Hugh is not a party to and does not have any direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On August 12, 2025, the Company issued a press release announcing the consummation of the Offerings. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1*	Form of Placement Agent Warrant
4.2**	Form of PIPE Pre-Funded Warrant
4.3*	Amended Certification of Stock Designation of Series Q Convertible Preferred Stock
4.4*	Amended Certification of Stock Designation of Series B Preferred Stock
4.5*	Amended Certification of Stock Designation of Series I Convertible Preferred Stock
4.6**	Lead Investor Common Stock Warrants
5.1*	Opinion of Lucosky Brookman LLP
5.2*	Opinion of Lucosky Brookman LLP (related to At the Market Offering)
10.1*	Form of Registered Offering Securities Purchase Agreement, dated as of August 11, 2025, between ALT5 Sigma Corporation and each Purchaser (as defined therein)
10.2*	Form of Private Placement Securities Purchase Agreement, dated as of August 11, 2025, between ALT5 Sigma Corporation and each Purchaser (as defined therein)
10.3*	RD Placement Agency Agreement, dated August 11, 2025, between ALT5 Sigma Corporation and A.G.P./Alliance Global Partners
10.4*	PIPE Placement Agency Agreement, dated August 11, 2025, between ALT5 Sigma Corporation and A.G.P./Alliance Global Partners
10.5*	Form of Registration Rights Agreement, dated as of August 11, 2025, between ALT5 Sigma Corporation and each Purchaser (as defined therein)
10.6*	Form of Lock-Up Agreement
23.1	Consent of Lucosky Brookman LLP (included in Exhibit 5.1)
23.2	Consent of Lucosky Brookman LLP (included in Exhibit 5.2)
99.1**	Press Release dated August 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALT5 SIGMA CORPORATION

Date: August 18, 2025	By:	/s/ Peter Tassiopoulos
Peter Tassiopoulos
Chief Executive Officer